                                                                    Exhibit 99.1

Lehman Brothers                                       Mortgage Backed Securities


--------------------------------------------------------------------------------


MBS New Issue Term Sheet


Banc of America Mortgage Securities, Inc.


Mortgage Pass-Through Certificates, Series 2003-D
$841,984,000 (approximate)


Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)


Bank of America, N.A.
Seller and Servicer


[Bank of America LOGO]


April 7, 2003


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------------
                                                       To Roll/(1)/
----------------------------------------------------------------------------------------------------------------------
                                                      Est.  Est. Prin.      Expected                   Expected
            Approx.                                   WAL    Window     Maturity to Roll   Delay       Ratings
 Class    Size /(2)/    Interest - Principal Type    (yrs)   (mos)          @ 25 CPR       Days      (Moody's/S&P)

Offered Certificates
--------------------

 1-A-1   $140,923,000   Variable - Pass-thru/(3)/    1.94    1 - 35        03/25/2006       24         Aaa /AAA
 2-A-1   $649,745,000   Variable - Pass-thru/(4)/    2.56    1 - 59        03/25/2008       24         Aaa /AAA
 3-A-1   $ 51,316,000   Variable - Pass-thru/(5)/    2.88    1 - 83        03/25/2010       24         Aaa /AAA


Not Offered Hereunder
---------------------
  B-1    $ 11,254,000                                                                                 Not Rated/AA
  B-2    $  4,328,000                                                                                  Not Rated/A
  B-3    $  3,029,000                                                                                Not Rated/BBB
  B-4    $  1,731,000                                                                                 Not Rated/BB
  B-5    $  1,298,000                                                                                 Not Rated/B
  B-6    $  1,300,215                                                                             Not Rated/Not Rated
 1-A-P        TBD        Principal Only /(6)/                                                           Aaa/AAA
 2-A-P        TBD        Principal Only /(7)/                                                           Aaa/AAA
 3-A-P        TBD        Principal Only /(8)/                                                           Aaa/AAA
  SES         TBD         Interest Only /(9)/                                                             N.A.
  WIO         TBD         Interest Only /(10)/                                                            N.A.
----------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2006, March 2008 and March 2010, respectively.

/(2)/  Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2006 and prior to the Distribution Date in April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to November 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in November 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to January 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2010 and prior to the Distribution Date in April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(9)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

/(10)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

---------------------------------------------------------------------------------------------------------------------------
                                                        To Maturity
---------------------------------------------------------------------------------------------------------------------------
                                                           Est.     Est. Prin.      Expected                  Expected
                Approx.                                    WAL        Window          Final        Delay       Ratings
   Class      Size/(1)/      Interest - Principal Type    (yrs)     (mos)/(2)/    Maturity/(2)/     Days    (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1     $140,923,000    Variable - Pass-thru/(3)/    3.21       1 - 360        04/25/2033       24        Aaa /AAA
   2-A-1     $649,745,000    Variable - Pass-thru/(4)/    3.26       1 - 360        04/25/2033       24        Aaa /AAA
   3-A-1     $ 51,316,000    Variable - Pass-thru/(5)/    3.25       1 - 360        04/25/2033       24        Aaa /AAA

---------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring in the month of and prior to January 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2006 and prior to the Distribution Date in April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to November 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in November 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to January 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2010 and prior to the Distribution Date in April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                         Banc of America Mortgage Securities, Inc.
                                     Mortgage Pass-Through Certificates, Series
                                     2003-D

Lead Manager (Book Runner):          Banc of America Securities LLC

Co-Managers:                         Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                 Bank of America, N.A.

Trustee:                             Wells Fargo Bank Minnesota, N.A.

Transaction Size:                    $865,617,993

Securities Offered:                  $140,923,000 Class 1-A-1 Certificates
                                     $649,745,000 Class 2-A-1 Certificates
                                     $51,316,000 Class 3-A-1 Certificates

Group 1 Collateral:                  3/1 Hybrid ARM Residential  Mortgage
                                     Loans: fully amortizing, one-to-four
                                     family, first lien mortgage loans. The
                                     Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                  5/1 Hybrid ARM Residential  Mortgage Loans:
                                     fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 24.96% of the Group 2
                                     Mortgage Loans require only payments of
                                     interest until the month following the
                                     first rate adjustment date.

Group 3 Collateral:                  7/1 Hybrid ARM Residential  Mortgage Loans:
                                     fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                     Moody's Investor Service, Inc. and Standard
                                     & Poor's (Class A Certificates) and
                                     Standard & Poor's (Subordinate Certificates except for the Class B-6 Certificates)

Expected Pricing Date:               Week of April 7, 2003

Expected Closing Date:               April 24, 2003

Collection Period:                   The calendar month preceding the current
                                     Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:            25/th/ of each month, or the next succeeding
                              business day (First Payment Date: May 27, 2003)

Cut-Off Date:                 April 1, 2003

Class A Certificates:         Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and 3-A-P
                              Certificates (the "Class A Certificates").

Subordinate Certificates:     Class  B-1, B-2, B-3, B-4, B-5 and B-6
                              Certificates (the "Class B Certificates"). The
                              Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:      Class 1-A-1

Group 2-A Certificates:       Class 2-A-1

Group 3-A Certificates:       Class 3-A-1

Class A-P Certificates:       Class 1-A-P, 2-A-P and 3-A-P

Day Count:                    30/360

Group 1, Group 2 and Group 3  25% CPR
Prepayment Speed:

Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate     Minimum      Incremental
Certificates:                       Form           Denominations   Denominations

  Class 1-A-1, 2-A-1 and        Book Entry            $1,000            $1
  3-A-1

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                              Balance as of the Cut-Off Date ("Cut-Off Date Pool
                              Principal Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal:                      Principal will be allocated to the certificates
                                according to the Priority of Distributions: The
                                Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A-1
                                Certificates until its class balance has been reduced to zero. The Group 1 Ratio Strip
                                Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                                Principal Distribution Amount will generally be allocated to the Group 2-A-1 Certificates until its class balance has been reduced to zero. The
                                Group 2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P
                                Certificates. The Group 3 Senior Principal
                                Distribution Amount will generally be allocated to the Group 3-A-1 Certificates until its class balance has been reduced to zero. The Group 3
                                Ratio Stripped Principal Amount will generally be allocated to the Class 3-A-P Certificates.
                                The Subordinate Principal Distribution Amounts will generally be allocated to the Subordinate
                                Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                Certificates may be paid to the Class A
                                Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:               Interest will accrue on each class of
                                Certificates (other than the Class A-P
                                Certificates; interest will accrue on the Class
                                1-A-P Certificates beginning in March 2006, on the Class 2-A-P Certificates beginning in March
                                2008 and on the Class 3-A-P Certificates beginning in March 2010) during each one-month period ending on the last day of the month preceding the month in which each Distribution
                                Date occurs (each, an "Interest Accrual
                                Period"). The initial Interest Accrual Period will be deemed to have commenced on April 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:                  The Administrative Fees with respect to the
                                     Trust are payable out of the interest
                                     payments received on each Mortgage Loan.
                                     The "Administrative Fees" consist of (a) servicing compensation payable to the
                                     Servicer in respect of its servicing
                                     activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                     Administrative Fees will accrue on the
                                     Stated Principal Balance of each Mortgage
                                     Loan at a rate (the "Administrative Fee
                                     Rate") equal to the sum of the Servicing
                                     Fee for such Mortgage Loan and the Trustee
                                     Fee Rate. The Trustee Fee Rate will be
                                     [0.003]% per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:               The aggregate servicing compensation
                                     payable to the Servicer for any month and the interest payable on the Class SES
                                     Certificates will in the aggregate be
                                     reduced by an amount equal to the lesser of
                                     (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan
                                     Groups.

Net Mortgage Interest Rate:          As to any Mortgage Loan and Distribution
                                     Date, the excess of its mortgage interest rate over the sum of (i) the Administrative
                                     Fee, (ii) the pass-through rate of the
                                     Class SES Component in the related Group and (iii) the applicable WIO Rate.

WIO Rate:                            The WIO Rate of a Mortgage Loan is the
                                     excess of its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative Fee, (ii) the pass-through rate of the Class SES
                                     Component in the related group and (iii) [
                                     ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:                    The Adjusted Net WAC of the Mortgage Loans
                                     of each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage
                                     Interest Rate for such Mortgage Loan
                                     multiplied by (ii) the Stated Principal
                                     Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage
                                     Loan of such Loan Group, of (i) the
                                     Non-Ratio Strip Percentage for such
                                     Mortgage Loan multiplied by (ii) the Stated
                                     Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:    The Pool Distribution Amount for each Loan Group
                             with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                             Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                             Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period
                             (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                             (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                             Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                             Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:           The Senior Percentage for a Loan Group
                             on any Distribution Date will equal, (i) the aggregate principal balance of the Class A
                             Certificates (other than the Class A-P
                             Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related
                             Loan Group for such date.

Subordinate Percentage:      The Subordinate Percentage for a Loan
                             Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment       The Subordinate Prepayment Percentage for a Loan
Percentage:                  Group for any Distribution  Date will equal 100%
                             minus the Senior Prepayment Percentage for such Loan Group for such date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                         Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1, Group 2 and   For the following Distribution Dates, will be as follows:
Group 3 Senior
Prepayment Percentage: Distribution Date            Senior Prepayment Percentage
                       -----------------            ----------------------------
                       May 2003 through April 2010  100%;

                       May 2010 through April 2011  the applicable Senior
                                                    Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;

                       May 2011 through April 2012  the applicable Senior
                                                    Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage; Percentage;


                       May 2012 through April 2013  the applicable Senior
                                                    Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;

                       May 2013 through April 2014  the applicable Senior
                                                    Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;

                       May 2014 and thereafter      the applicable Senior
                                                    Percentage;

                       provided, however,

                       (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the loan groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                       (ii) if for each Group of Certificates on any Distribution Date prior to the May 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                       (iii) if for each Group of Certificates on or after the May 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Discount Mortgage             Any Group 1 Mortgage Loan with a Net
Loan:                                 Mortgage Interest Rate on the closing date
                                      that is less than [ %] per annum.

Group 1 Premium Mortgage              Any Group 1 Mortgage Loan with a Net
Loan:                                 Mortgage Interest Rate on the closing
                                      date that is equal to or greater than
                                      [ %] per annum.

Group 2 Discount Mortgage Loan:       Any Group 2 Mortgage Loan with a Net
                                      Mortgage Interest Rate on the closing date that is less than [ %] per annum.

Group 2 Premium Mortgage Loan:        Any Group 2 Mortgage Loan with a Net
                                      Mortgage Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Group 3 Discount Mortgage Loan:       Any Group 3 Mortgage Loan with a Net
                                      Mortgage Interest Rate on the closing date that is less than [ %] per annum.


Group 3 Premium Mortgage Loan:        Any Group 3 Mortgage Loan with a Net
                                      Mortgage Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:           As to any Group 1 Discount Mortgage Loan,
                                      a fraction (expressed as a percentage),
                                      the numerator of which is the Net Mortgage
                                      Interest Rate of such Group 1 Discount
                                      Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction
                                      (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 3 Discount
                                      Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 3
                                      Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:               As to any Discount  Mortgage Loan, 100%
                                      minus the Non-Ratio Strip Percentage for
                                      such Mortgage Loan. As to any Mortgage
                                      Loan that is not a Discount Mortgage Loan,
                                      0%.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Ratio Strip Principal Amount:          As to any Distribution Date and any Loan
                                       Group, the sum of the applicable Ratio
                                       Strip Percentage of (a) the principal
                                       portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                       Loan in such Loan Group on the related
                                       Due Date), (b) the Stated Principal
                                       Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                       Agreement as of such Distribution Date,
                                       (c) any substitution adjustment payments in connection with any defective Mortgage
                                       Loan in such Loan Group received with
                                       respect to such Distribution Date, (d)
                                       any liquidation proceeds allocable to
                                       recoveries of principal of any Mortgage
                                       Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                       Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution Amount:  The Senior Principal Distribution Amount
                                       for a Loan Group for any Distribution
                                       Date will equal the sum of (i) the Senior
                                       Percentage of the applicable Non-Ratio
                                       Strip Percentage for such Loan Group of
                                       all amounts described in clauses (a)
                                       through (d) of the definition of "Ratio
                                       Strip Principal Amount" for such Loan
                                       Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution     The Subordinate Principal Distribution
Amount:                                Amount for a Loan Group for any
                                       Distribution Date will equal the sum of
                                       (i) the Subordinate Percentage for such
                                       Loan Group of the amounts described in
                                       clauses (a) and (d) of the definition of
                                       "Ratio Strip Principal Amount" for such
                                       Loan Group and such Distribution Date and
                                       (ii) the Subordinate Prepayment
                                       Percentage for such Loan group of the
                                       amounts described in clauses (e) and (f)
                                       of the definition of "Ratio Strip
                                       Principal Amount" for such Loan Group and
                                       such Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                             -----------------------
                                     Class A
                             Credit Support (2.65%)
                             -----------------------
                                    Class B-1
                             Credit Support (1.35%)
                             -----------------------
                                    Class B-2
               Priority of   Credit Support (0.85%)      Order of
                             -----------------------
                 Payment            Class B-3              Loss
                             Credit Support (0.50%)     Allocation
                             -----------------------
                                    Class B-4
                             Credit Support (0.30%)
                             -----------------------
                                    Class B-5
                             Credit Support (0.15%)
                             -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             -----------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
--------------------------------------------------------------------------------
                              First, to the Trustee
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
       Second, to the Class SES and Class WIO Components of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each group to pay Principal.
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
    Fifth, to the Class A-P Certificates of each group to pay any applicable
                        Ratio-Stripped Deferred Amounts;
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------
                                        .
--------------------------------------------------------------------------------
          Seventh, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities
                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          2.984       2.905      2.859       2.808      2.751       2.688      2.446
  Average Life (Years)                     2.650       2.275      2.101       1.936      1.780       1.633      1.240
  Modified Duration                        2.495       2.152      1.992       1.840      1.696       1.560      1.196
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/06     3/25/06    3/25/06     3/25/06    3/25/06     3/25/06    3/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.791       3.700      3.646       3.586      3.518       3.441      3.149
  Average Life (Years)                     4.224       3.289      2.904       2.563      2.262       1.996      1.376
  Modified Duration                        3.791       2.986      2.653       2.357      2.093       1.859      1.305
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/08     3/25/08    3/25/08     3/25/08    3/25/08     3/25/08    3/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.249       4.148      4.088       4.019      3.942       3.856      3.535
  Average Life (Years)                     5.529       3.953      3.369       2.880      2.471       2.130      1.402
  Modified Duration                        4.738       3.466      2.986       2.581      2.239       1.950      1.318
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/10     3/25/10    3/25/10     3/25/10    3/25/10     3/25/10    3/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2006, March 2008 and March 2010, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.123       3.049      3.001       2.944      2.879       2.806      2.526
  Average Life (Years)                     10.750      5.241      4.025       3.212      2.635       2.208      1.406
  Modified Duration                        8.299       4.475      3.545       2.894      2.416       2.052      1.343
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             1/25/33     1/25/33    1/25/33     1/25/33    1/25/33     1/25/33    1/25/33
  Principal Payment Window (Months)         357         357        357         357        357         357        357

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.532       3.573      3.564       3.536      3.491       3.429      3.152
  Average Life (Years)                     11.072      5.358      4.102       3.265      2.672       2.235      1.417
  Modified Duration                        8.167       4.420      3.509       2.870      2.400       2.041      1.338
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.872       3.982      3.984       3.958      3.908       3.838      3.534
  Average Life (Years)                     11.014      5.328      4.080       3.248      2.659       2.225      1.412
  Modified Duration                        7.845       4.299      3.431       2.817      2.362       2.013      1.325
  First Principal Payment Date            5/25/03     5/25/03    5/25/03     5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date             3/25/33     3/25/33    3/25/33     3/25/33    3/25/33     3/25/33    3/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                           Collateral Summary      Range (if applicable)

Total Outstanding Loan Balance                     $144,759,459

Total Number of Loans                                       284

Average Loan Principal Balance                     $    509,716       $324,036 to $1,000,000

WA Gross Coupon                                           4.508%             4.000% to 5.375%

WA FICO                                                     738                   624 to 819

WA Original Term (mos.)                                     358                   180 to 360

WA Remaining Term (mos.)                                    357                   177 to 360

WA OLTV                                                   64.92%             14.12% to 90.00%

WA Months to First Rate Adjustment Date                      35                     33 to 36

Gross Margin                                              2.250%

WA Rate Ceiling                                          10.508%           10.000% to 11.375%

Geographic Concentration of  Mortgaged        CA          71.25%
Properties (Top 5 States) based on the        IL           8.80%
Aggregate Stated Principal Balance            NC           2.73%
                                              TX           2.32%
                                              FL           1.98%

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate            % of
                             Number Of     Stated Principal     Cut-Off Date
                             Mortgage       Balance as of      Pool Principal
       Occupancy               Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
Primary Residence                   265       $135,416,159.74             93.55%
Second Home                          13          6,900,169.52              4.77
Investor Property                     6          2,443,129.46              1.69
--------------------------------------------------------------------------------
          Total:                    284       $144,759,458.72            100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate            % of
                             Number Of     Stated Principal     Cut-Off Date
                             Mortgage       Balance as of      Pool Principal
       Property Type           Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
Single Family Residence             193       $101,818,068.93             70.34%
PUD-Detached                         56         27,458,593.04             18.97
Condominium                          17          6,965,760.87              4.81
PUD-Attached                         10          3,967,690.08              2.74
2-Family                              3          1,793,366.73              1.24
3-Family                              2          1,298,364.07              0.90
Townhouse                             2          1,026,196.92              0.71
4-Family                              1            431,418.08              0.30
--------------------------------------------------------------------------------
          Total:                    284       $144,759,458.72            100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate            % of
                             Number Of     Stated Principal     Cut-Off Date
                             Mortgage       Balance as of      Pool Principal
       Purpose                 Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                 213       $108,896,190.68             75.23%
Refinance-Cashout                    35         18,491,337.39             12.77
 Purchase                            36         17,371,930.65             12.00
--------------------------------------------------------------------------------
          Total:                    284       $144,759,458.72            100.00%
================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                             Mortgage       Balance as of       Pool Principal
       Geographic Area         Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
California                          197        $103,142,043.79            71.25%
Illinois                             25          12,742,693.99             8.80
North Carolina                        9           3,950,319.25             2.73
Texas                                 6           3,357,080.11             2.32
Florida                               7           2,859,828.51             1.98
Washington                            5           2,292,998.03             1.58
Colorado                              4           2,222,301.19             1.54
Maryland                              4           1,968,542.25             1.36
Virginia                              4           1,656,634.12             1.14
Nevada                                3           1,622,304.10             1.12
Arizona                               3           1,604,413.88             1.11
Georgia                               3           1,453,090.57             1.00
Massachusetts                         3           1,124,935.96             0.78
South Carolina                        3           1,113,507.88             0.77
Missouri                              2             947,141.10             0.65
Connecticut                           1             749,000.00             0.52
Tennessee                             1             565,500.00             0.39
District of Columbia                  1             381,052.00             0.26
New Jersey                            1             348,500.00             0.24
Kansas                                1             332,071.99             0.23
New York                              1             325,500.00             0.22
--------------------------------------------------------------------------------
           Total:                   284        $144,759,458.72           100.00%
================================================================================



(1) As of the Cut-Off Date, no more than approximately 3.56% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

===============================================================================
                                                Aggregate            % of
                            Number of        Stated Principal     Cut-Off Date
Current Mortgage Loan       Mortgage          Balance as of      Pool Principal
Principal Balances ($)       Loans            Cut-Off Date          Balance
===============================================================================
300,000.01 - 350,000.00               24     $  8,135,822.24               5.62%
350,000.01 - 400,000.00               68       25,743,136.74              17.78
400,000.01 - 450,000.00               39       16,384,892.21              11.32
450,000.01 - 500,000.00               39       18,624,273.50              12.87
500,000.01 - 550,000.00               23       12,018,000.84               8.30
550,000.01 - 600,000.00               23       13,357,448.22               9.23
600,000.01 - 650,000.00               26       16,531,483.40              11.42
650,000.01 - 700,000.00                7        4,749,610.96               3.28
700,000.01 - 750,000.00               17       12,404,613.08               8.57
750,000.01 - 800,000.00                2        1,554,574.27               1.07
800,000.01 - 850,000.00                2        1,666,042.22               1.15
850,000.01 - 900,000.00                1          858,841.56               0.59
900,000.01 - 950,000.00                3        2,807,540.69               1.94
950,000.01 - 1,000,000.00             10        9,923,178.79               6.85
-------------------------------------------------------------------------------
           Total:                    284     $144,759,458.72             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $509,716.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

================================================================================
                                                Aggregate            % of
                              Number of      Stated Principal     Cut-Off Date
Original Loan-To-Value        Mortgage        Balance as of      Pool Principal
Ratios (%)                     Loans          Cut-Off Date          Balance
================================================================================
10.01 - 15.00                          1     $    359,536.59               0.25%
20.01 - 25.00                          1          641,173.60               0.44
25.01 - 30.00                          2        1,362,937.20               0.94
30.01 - 35.00                          4        2,313,298.87               1.60
35.01 - 40.00                          9        4,918,106.15               3.40
40.01 - 45.00                          5        3,701,492.83               2.56
45.01 - 50.00                         14        8,792,312.18               6.07
50.01 - 55.00                         20        9,194,627.13               6.35
55.01 - 60.00                         30       15,816,573.69              10.93
60.01 - 65.00                         34       17,245,096.61              11.91
65.01 - 70.00                         45       23,879,329.27              16.50
70.01 - 75.00                         27       13,404,445.80               9.26
75.01 - 80.00                         87       41,250,615.06              28.50
80.01 - 85.00                          3        1,117,829.93               0.77
85.01 - 90.00                          2          762,083.81               0.53
--------------------------------------------------------------------------------
           Total:                    284     $144,759,458.72             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 64.92%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

================================================================================
                                                Aggregate            % of
                              Number of      Stated Principal     Cut-Off Date
                              Mortgage        Balance as of      Pool Principal
Mortgage Interest Rates (%)    Loans          Cut-Off Date          Balance
================================================================================
3.751 - 4.000                          3     $  1,193,503.20               0.82%
4.001 - 4.250                         51       25,781,591.40              17.81
4.251 - 4.500                        122       61,209,663.52              42.28
4.501 - 4.750                         91       47,308,919.13              32.68
4.751 - 5.000                         11        5,044,474.20               3.48
5.001 - 5.250                          5        3,222,427.82               2.23
5.251 - 5.500                          1          998,879.45               0.69
--------------------------------------------------------------------------------
           Total:                    284     $144,759,458.72             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.508%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

================================================================================
                                                Aggregate            % of
                               Number of     Stated Principal     Cut-Off Date
                               Mortgage       Balance as of      Pool Principal
Gross Margin (%)                Loans         Cut-Off Date          Balance
================================================================================
2.250                                284     $144,759,458.72             100.00%
--------------------------------------------------------------------------------
          Total:                     284     $144,759,458.72             100.00%
================================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans (1)


================================================================================
                                                Aggregate            % of
                               Number of     Stated Principal     Cut-Off Date
       Maximum Lifetime        Mortgage       Balance as of      Pool Principal
Mortgage Interest Rates (%)     Loans         Cut-Off Date          Balance
================================================================================
9.751 - 10.000                         3     $  1,193,503.20               0.82%
10.001 - 10.250                       51       25,781,591.40              17.81
10.251 - 10.500                      122       61,209,663.52              42.28
10.501 - 10.750                       91       47,308,919.13              32.68
10.751 - 11.000                       11        5,044,474.20               3.48
11.001 - 11.250                        5        3,222,427.82               2.23
11.251 - 11.500                        1          998,879.45               0.69
--------------------------------------------------------------------------------
          Total:                     284     $144,759,458.72             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.508%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

================================================================================
                                                Aggregate            % of
                               Number of     Stated Principal     Cut-Off Date
First Rate Adjustment          Mortgage       Balance as of      Pool Principal
        Date                    Loans         Cut-Off Date          Balance
================================================================================
January 1, 2006                        1     $    590,284.49               0.41%
February 1, 2006                       2          837,676.81               0.58
March 1,2006                         186       93,739,874.32              64.76
April 1, 2006                         95       49,591,623.10              34.26
--------------------------------------------------------------------------------
          Total:                     284     $144,759,458.72             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                Remaining Terms of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                              Aggregate                 % of
                                    Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)              Loans                  Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
161 - 180                               3                  $   1,504,741.19                1.04%
341 - 360                             281                    143,254,717.53               98.96
----------------------------------------------------------------------------------------------------
          Total:                      284                  $ 144,759,458.72              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                               Aggregate               % of
                                    Number Of              Stated Principal        Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Credit Scores                Loans                  Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
801 - 850                               5                  $   2,154,369.65                1.49%
751 - 800                             116                     59,565,325.63               41.15
701 - 750                             116                     60,877,880.80               42.05
651 - 700                              37                     17,879,758.09               12.35
601 - 650                              10                      4,282,124.55                2.96
----------------------------------------------------------------------------------------------------
          Total:                      284                  $ 144,759,458.72              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 24.96% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                                                    Collateral Summary        Range (if applicable)
                                                                    ------------------        --------------------
Total Outstanding Loan Balance                                           $668,122,326
Total Number of Loans                                                            1289
Average Loan Principal Balance                                           $    518,326         $ 322,701 to $1,218,534
WA Gross Coupon                                                                 5.016%                3.750% to 6.000%
WA FICO                                                                           741                    620 to 821
WA Original Term (mos.)                                                           359                    120 to 360
WA Remaining Term (mos.)                                                          358                    119 to 360
WA OLTV                                                                         64.66%                13.08% to 90.00%
WA Months to First Rate Adjustment Date                                            59                     55 to 60
Gross Margin                                                                    2.250%
WA Rate Ceiling                                                                10.016%               8.750% to 11.000%

Geographic Concentration of  Mortgaged Properties (Top               CA         74.72%
5 States) based on the Aggregate Stated Principal                    IL          5.65%
Balance                                                              FL          2.71%
                                                                     VA          2.07%
                                                                     MD          1.64%
---------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------

                                                           Aggregate                   % of
                                    Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of            Pool Principal
         Occupancy                   Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      1,243            $645,423,258.23                   96.60%
Second Home                               40              20,148,583.43                    3.02
Investor Property                          6               2,550,484.43                    0.38
----------------------------------------------------------------------------------------------------
          Total:                       1,289            $668,122,326.09                  100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------

                                                              Aggregate                 % of
                                    Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of          Pool Principal
         Property Type               Loans                   Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                  838            $445,558,718.33                   66.69%
PUD-Detached                             305             156,686,834.02                   23.45
Condominium                              105              48,378,620.35                    7.24
PUD-Attached                              35              14,256,898.43                    2.13
2-Family                                   3               2,006,786.14                    0.30
Townhouse                                  2                 767,468.82                    0.11
Co-Op                                      1                 467,000.00                    0.07
----------------------------------------------------------------------------------------------------
          Total:                       1,289            $668,122,326.09                  100.00%
====================================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------

                                                              Aggregate                 % of
                                    Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of          Pool Principal
         Purpose                     Loans                   Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
Refinance-Rate/Term                      828            $440,860,496.03                   65.98%
Purchase                                 275             137,407,970.39                   20.57
Refinance-Cashout                        186              89,853,859.67                   13.45
----------------------------------------------------------------------------------------------------
          Total:                       1,289            $668,122,326.09                  100.00%
====================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal           Cut-Off Date
                                    Mortgage               Balance as of           Pool Principal
         Geographic Area              Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
California                             964              $499,225,316.53                  74.72%
Illinois                                70                37,769,497.74                   5.65
Florida                                 34                18,126,841.21                   2.71
Virginia                                27                13,837,448.94                   2.07
Maryland                                22                10,972,725.99                   1.64
North Carolina                          16                 8,274,639.97                   1.24
Washington                              16                 7,717,795.54                   1.16
Texas                                   14                 7,257,692.58                   1.09
Massachusetts                           13                 7,144,944.01                   1.07
Georgia                                 15                 7,028,199.97                   1.05
Arizona                                 13                 6,668,449.72                   1.00
Colorado                                13                 6,623,489.73                   0.99
South Carolina                          11                 6,162,316.92                   0.92
Nevada                                  12                 5,478,626.67                   0.82
District of Columbia                     7                 3,465,829.30                   0.52
Tennessee                                6                 3,408,828.79                   0.51
Wisconsin                                6                 2,860,000.00                   0.43
Missouri                                 5                 2,783,673.59                   0.42
Oregon                                   5                 2,700,577.02                   0.40
Connecticut                              5                 2,624,296.47                   0.39
New Mexico                               4                 2,498,667.18                   0.37
New York                                 2                 1,187,000.00                   0.18
Minnesota                                1                   992,610.13                   0.15
Kansas                                   2                   821,206.25                   0.12
New Jersey                               1                   523,676.33                   0.08
Pennsylvania                             1                   479,423.25                   0.07
Ohio                                     1                   395,454.41                   0.06
Indiana                                  1                   376,547.01                   0.06
Arkansas                                 1                   360,000.00                   0.05
Vermont                                  1                   356,550.84                   0.05
----------------------------------------------------------------------------------------------------
          Total:                     1,289              $668,122,326.09                 100.00%
====================================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.93% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------------

                                                                  Aggregate                  % of
                                        Number Of             Stated Principal           Cut-Off Date
Current Mortgage Loan                    Mortgage               Balance as of           Pool Principal
Principal Balances ($)                    Loans                 Cut-Off Date                Balance
-------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                       87             $ 29,500,894.30                  4.42%
350,000.01 - 400,000.00                      255               96,219,609.43                 14.40
400,000.01 - 450,000.00                      232               99,190,814.52                 14.85
450,000.01 - 500,000.00                      212              101,249,822.00                 15.15
500,000.01 - 550,000.00                      113               59,545,559.67                  8.91
550,000.01 - 600,000.00                       92               53,293,102.70                  7.98
600,000.01 - 650,000.00                       69               43,436,712.88                  6.50
650,000.01 - 700,000.00                       40               27,304,608.43                  4.09
700,000.01 - 750,000.00                       73               53,639,295.10                  8.03
750,000.01 - 800,000.00                       26               20,352,795.55                  3.05
800,000.01 - 850,000.00                       16               13,273,422.09                  1.99
850,000.01 - 900,000.00                       19               16,842,152.54                  2.52
900,000.01 - 950,000.00                        9                8,322,811.22                  1.25
950,000.01 - 1,000,000.00                     43               42,663,731.16                  6.39
1,000,000.01 - 1,500,000.00                    3                3,286,994.50                  0.49
-------------------------------------------------------------------------------------------------------
          Total:                           1,289             $668,122,326.09                100.00%
=======================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $518,326.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------

                                                             Aggregate                  % of
                                   Number Of             Stated Principal           Cut-Off Date
Original Loan-To-Value              Mortgage               Balance as of           Pool Principal
Ratios (%)                           Loans                 Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                              1            $    509,401.24                  0.08%
15.01 - 20.00                             10               6,216,718.45                  0.93
20.01 - 25.00                              7               3,806,400.00                  0.57
25.01 - 30.00                             21              11,792,513.10                  1.77
30.01 - 35.00                             32              17,330,541.89                  2.59
35.01 - 40.00                             25              13,223,992.65                  1.98
40.01 - 45.00                             43              23,904,214.13                  3.58
45.01 - 50.00                             71              43,162,323.50                  6.46
50.01 - 55.00                             80              43,883,595.54                  6.57
55.01 - 60.00                            101              54,178,334.72                  8.11
60.01 - 65.00                            109              56,520,799.48                  8.46
65.01 - 70.00                            195             103,491,203.44                 15.49
70.01 - 75.00                            155              85,841,657.79                 12.85
75.01 - 80.00                            433             201,716,459.12                 30.19
80.01 - 85.00                              2                 751,502.01                  0.11
85.01 - 90.00                              4               1,792,669.03                  0.27
------------------------------------------------------------------------------------------------
          Total:                       1,289            $668,122,326.09                100.00%
================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.66%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                Aggregate              % of
                                Number Of    Stated Principal      Cut-Off Date
                                Mortgage      Balance as of      Pool Principal
Mortgage Interest Rates (%)      Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
3.501 - 3.750                       4        $  1,699,043.32           0.25%
3.751 - 4.000                       2           1,008,959.40           0.15
4.001 - 4.250                      21          11,275,957.72           1.69
4.251 - 4.500                      52          26,732,186.73           4.00
4.501 - 4.750                     208         106,574,265.69          15.95
4.751 - 5.000                     451         235,091,066.69          35.19
5.001 - 5.250                     347         181,962,281.84          27.23
5.251 - 5.500                     164          83,077,627.89          12.43
5.501 - 5.750                      32          17,331,851.95           2.59
5.751 - 6.000                       8           3,369,084.86           0.50
--------------------------------------------------------------------------------
           Total:               1,289        $668,122,326.09         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.016%.

                   Gross Margins of the Group 2 Mortgage Loans

-------------------------------------------------------------------------
                                         Aggregate             % of
                     Number Of       Stated Principal       Cut-Off Date
                     Mortgage          Balance as of       Pool Principal
Gross Margin (%)      Loans            Cut-Off Date           Balance
-------------------------------------------------------------------------
2.250                 1,289           $668,122,326.09         100.00%
-------------------------------------------------------------------------
       Total:         1,289           $668,122,326.09         100.00%
=========================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
   Maximum Lifetime          Number Of                   Stated Principal          Cut-Off Date
Mortgage Interest Rates      Mortgage                      Balance as of          Pool Principal
         (%)                  Loans                        Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
8.501  -  8.750                       4                  $  1,699,043.32                    0.25%
8.751  -  9.000                       2                     1,008,959.40                    0.15
9.001  -  9.250                      21                    11,275,957.72                    1.69
9.251  -  9.500                      52                    26,732,186.73                    4.00
9.501  -  9.750                     208                   106,574,265.69                   15.95
9.751  - 10.000                     451                   235,091,066.69                   35.19
10.001 - 10.250                     347                   181,962,281.84                   27.23
10.251 - 10.500                     164                    83,077,627.89                   12.43
10.501 - 10.750                      32                    17,331,851.95                    2.59
10.751 - 11.000                       8                     3,369,084.86                    0.50
----------------------------------------------------------------------------------------------------
          Total:                  1,289                  $668,122,326.09                  100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.016%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                                       Statistical Principal       Cut-Off Date
                                    Number of              Balance as of          Pool Principal
First Rate Adjustment Date       Mortgage Loans             Cut-Off Date             Balance
-------------------------------------------------------------------------------------------------
November 1, 2007                                    1       $    637,541.38                 0.10%
December 1, 2007                                    1            746,455.83                 0.11
January 1, 2008                                     3          2,016,512.78                 0.30
February 1, 2008                                    7          3,686,241.20                 0.55
March 1, 2008                                     802        416,505,393.25                62.34
April 1, 2008                                     475        244,530,181.65                36.60
-------------------------------------------------------------------------------------------------
          Total:                                1,289       $668,122,326.09               100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Remaining Term (Months)               Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
101 - 120                                          2           $    809,152.99                 0.12%
161 - 180                                          5              2,787,118.52                 0.42
221 - 240                                          2                995,000.00                 0.15
281 - 300                                          2                749,028.06                 0.11
341 - 360                                      1,278            662,782,026.52                99.20
----------------------------------------------------------------------------------------------------
          Total:                               1,289           $668,122,326.09               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
       Credit Scores                  Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                                         34           $ 17,587,528.22                 2.63%
751 - 800                                        578            299,150,140.86                44.77
701 - 750                                        471            243,932,949.49                36.51
651 - 700                                        175             92,767,705.51                13.88
601 - 650                                         30             14,314,958.69                 2.14
Not Scored                                         1                369,043.32                 0.06
----------------------------------------------------------------------------------------------------
          Total:                               1,289           $668,122,326.09               100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary       Range (if applicable)
                                                              ------------------       ---------------------
Total Outstanding Loan Balance                                         $52,736,208
Total Number of Loans                                                           99
Average Loan Principal Balance                                            $532,689      $325,400 to $996,808
WA Gross Coupon                                                              5.498%          4.500% to 6.375%
WA FICO                                                                        736                621 to 807
WA Original Term (mos.)                                                        359                180 to 360
WA Remaining Term (mos.)                                                       358                179 to 360
WA OLTV                                                                      61.32%          17.88% to 90.00%
WA Months to First Adjustment Date                                              83                  81 to 84


Gross Margin                                                                 2.250%
WA Rate Ceiling                                                             10.498%         9.500% to 11.375%
Geographic Concentration of Mortgaged Properties (Top             CA         62.22%
5 States) based on the Aggregate Stated Principal                 MD          6.60%
Balance                                                           VA          5.46%
                                                                  FL          4.60%
                                                                  DC          3.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                        Number Of          Stated Principal        Cut-Off Date
                        Mortgage             Balance as of        Pool Principal
    Occupancy            Loans               Cut-Off Date             Balance
--------------------------------------------------------------------------------
Primary Residence               95         $49,567,171.46              93.99%
Second Home                      4           3,169,036.33               6.01
--------------------------------------------------------------------------------
          Total:                99         $52,736,207.79             100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate            % of
                            Number Of         Stated Principal    Cut-Off Date
                            Mortgage           Balance as of     Pool Principal
    Property Type            Loans             Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence              73       $37,791,239.10         71.66%
PUD-Detached                         20        11,565,676.04         21.93
Condominium                           3         1,956,832.35          3.71
PUD-Attached                          2           954,201.06          1.81
2-Family                              1           468,259.24          0.89
--------------------------------------------------------------------------------
           Total:                    99       $52,736,207.79        100.00%
================================================================================



               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate              % of
                            Number Of      Stated Principal       Cut-Off Date
                            Mortgage         Balance as of       Pool Principal
        Purpose              Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term           64            $34,002,907.81             64.48%
Purchase                      22             12,603,268.73             23.90
Refinance-Cashout             13              6,130,031.25             11.62
--------------------------------------------------------------------------------
           Total:             99            $52,736,207.79            100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate             % of
                        Number Of           Stated Principal       Cut-Off Date
                         Mortgage            Balance as of        Pool Principal
Geographic Area           Loans               Cut-Off Date           Balance
--------------------------------------------------------------------------------
California                       61          $32,813,475.90              62.22%
Maryland                          7            3,480,201.41               6.60
Virginia                          6            2,880,275.44               5.46
Florida                           4            2,426,704.39               4.60
District of Columbia              4            1,891,464.92               3.59
North Carolina                    2            1,365,100.70               2.59
Nevada                            2            1,333,507.44               2.53
Georgia                           3            1,296,396.68               2.46
Illinois                          2              967,849.02               1.84
Texas                             2              868,966.81               1.65
Wisconsin                         1              750,000.00               1.42
Minnesota                         1              675,149.49               1.28
Idaho                             1              610,000.00               1.16
South Carolina                    1              519,457.09               0.99
Connecticut                       1              483,908.04               0.92
New Jersey                        1              373,750.46               0.71
--------------------------------------------------------------------------------
           Total:                99          $52,736,207.79             100.00%
================================================================================


(1) As of the Cut-Off Date, no more than approximately 3.11% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal          Cut-Off Date
Current Mortgage Loan                Mortgage              Balance as of            Pool Principal
Principal Balances ($)                Loans                 Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                   4               $ 1,340,694.19                    2.54%
350,000.01 - 400,000.00                  20                 7,535,668.02                   14.29
400,000.01 - 450,000.00                  14                 5,946,950.76                   11.28
450,000.01 - 500,000.00                  15                 7,127,369.45                   13.52
500,000.01 - 550,000.00                  10                 5,375,295.69                   10.19
550,000.01 - 600,000.00                  10                 5,815,939.87                   11.03
600,000.01 - 650,000.00                   4                 2,495,583.67                    4.73
650,000.01 - 700,000.00                   8                 5,390,857.90                   10.22
700,000.01 - 750,000.00                   6                 4,382,494.41                    8.31
750,000.01 - 800,000.00                   2                 1,599,103.56                    3.03
850,000.01 - 900,000.00                   1                   859,058.68                    1.63
900,000.01 - 950,000.00                   2                 1,884,105.82                    3.57
950,000.01 - 1,000,000.00                 3                 2,983,085.77                    5.66
----------------------------------------------------------------------------------------------------
           Total:                        99               $52,736,207.79                  100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $532,689.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal          Cut-Off Date
Original Loan-To-Value              Mortgage               Balance as of            Pool Principal
Ratios (%)                            Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
15.01 - 20.00                             1               $   480,409.99                   0.91%
20.01 - 25.00                             2                 1,236,058.68                   2.34
25.01 - 30.00                             2                   766,616.14                   1.45
30.01 - 35.00                             1                   947,584.63                   1.80
35.01 - 40.00                             5                 2,365,353.24                   4.49
40.01 - 45.00                             7                 5,248,854.97                   9.95
45.01 - 50.00                             8                 3,669,977.78                   6.96
50.01 - 55.00                             6                 3,051,662.91                   5.79
55.01 - 60.00                            10                 4,795,776.61                   9.09
60.01 - 65.00                             9                 4,630,578.72                   8.78
65.01 - 70.00                            10                 5,149,130.81                   9.76
70.01 - 75.00                            13                 7,585,035.03                  14.38
75.01 - 80.00                            24                12,327,271.94                  23.38
85.01 - 90.00                             1                   481,896.34                   0.91
----------------------------------------------------------------------------------------------------
           Total:                        99               $52,736,207.79                 100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 61.32%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
4.251 - 4.500                                     1             $   417,849.02                 0.79%
4.501 - 4.750                                     3               1,495,264.37                 2.84
4.751 - 5.000                                     7               3,691,733.59                 7.00
5.001 - 5.250                                     9               5,631,190.32                10.68
5.251 - 5.500                                    31              17,654,246.62                33.48
5.501 - 5.750                                    35              18,177,457.49                34.47
5.751 - 6.000                                    11               4,955,749.18                 9.40
6.001 - 6.250                                     1                 367,642.32                 0.70
6.251 - 6.500                                     1                 345,074.88                 0.65
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.498%

                   Gross Margins of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Gross Margins (%)                     Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                            99             $52,736,207.79              100.00%
----------------------------------------------------------------------------------------------------
           Total:                                99             $52,736,207.79              100.00%
====================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of    Stated Principal    Cut-Off Date
     Maximum Lifetime            Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)       Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
      9.251 - 9.500                  1        $   417,849.02           0.79%
      9.501 - 9.750                  3          1,495,264.37           2.84
      9.751 - 10.000                 7          3,691,733.59           7.00
      10.001 - 10.250                9          5,631,190.32          10.68
      10.251 - 10.500               31         17,654,246.62          33.48
      10.501 - 10.750               35         18,177,457.49          34.47
      10.751 - 11.000               11          4,955,749.18           9.40
      11.001 - 11.250                1            367,642.32           0.70
      11.251 - 11.500                1            345,074.88           0.65
--------------------------------------------------------------------------------
           Total:                   99        $52,736,207.79         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.498%.

             Next Adjustment Date of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of    Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Next Adjustment Date          Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
      January 1, 2010                4        $ 2,429,354.99           4.61%
      February 1, 2010               2          1,425,387.56           2.70
      March 1, 2010                 57         29,139,970.24          55.26
      April 1, 2010                 36         19,741,495.00          37.43
--------------------------------------------------------------------------------
           Total:                   99        $52,736,207.79         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of    Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Remaining Term (Months)           Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
        161 - 180                    1        $   414,778.36          0.79%
        341 - 360                   98         52,321,429.43         99.21
--------------------------------------------------------------------------------
          Total:                    99        $52,736,207.79        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of    Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Credit Scores                 Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
      801 - 850                      3        $ 2,362,211.37          4.48%
      751 - 800                     38         19,880,541.69         37.70
      701 - 750                     37         20,003,739.20         37.93
      651 - 700                     17          8,580,600.81         16.27
      601 - 650                      4          1,909,114.72          3.62
--------------------------------------------------------------------------------
        Total:                      99        $52,736,207.79        100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).